UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2014, the Board of Directors (the “Board”) of BioScrip, Inc. (the “Company”) determined to increase the size of the Board from eight members to nine members and appointed Tricia Huong Thi Nguyen, M.D. to fill the resulting vacancy and serve as a member of the Board, effective immediately. Dr. Nguyen will serve on the Governance and Nominating Committee as well as the Corporate Strategy Committee.

There are no arrangements or understandings between Dr. Nguyen and any other persons pursuant to which Dr. Nguyen was appointed as a director. There are no related party transactions between the Company and Dr. Nguyen. There is no former employment relationship between the Company and Dr. Nguyen. There is no family relationship between Dr. Nguyen and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer of the Company.

In connection with her service as a director, Dr. Nguyen will receive the Company’s standard non-employee director compensation. Cash compensation for Dr. Nguyen, to be paid pro rata, consists of an annual retainer of $50,000, plus an additional $5,000 annual retainer for committee service.

In connection with her appointment to the Board, Dr. Nguyen was granted a one-time restricted stock award under the BioScrip, Inc. 2008 Equity Incentive Plan for 10,000 shares of the Company’s common stock, all of which will fully vest at the Company’s 2014 annual meeting of stockholders, subject to Dr. Nguyen’s continued service as a member of the Board. In addition, Dr. Nguyen is expected to enter into an indemnification agreement with the Company, the form of which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 14, 2013.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On January 14, 2014, the Company issued a press release announcing the appointment of Dr. Nguyen as a member of the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: January 14, 2014		/s/ Kimberlee C. Seah
	By:	Kimberlee C. Seah
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued by the Company dated January 14, 2014